UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 22, 2010
(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.
(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
122 - 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
(Address of principal executive offices, including zip code)
306 / 933-8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Ratio of Earnings to Fixed Charges
     Potash Corporation of Saskatchewan Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of filing its statement of computation of ratio of earnings to fixed charges as an exhibit to its Registration Statement on Form S-3 (File No. 333-167833). The statement of computation of ratio of earnings to fixed charges filed as Exhibit 12 to this Current Report on Form 8-K is hereby incorporated into such Registration Statement by reference.
U.S. GAAP Financial Data
     The Company is also filing the following financial data, which has been prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”), to supplement the U.S. GAAP disclosures set forth in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010. The following financial information is only a summary and you should read it in conjunction with the Company’s historical consolidated financial statements and the related notes contained in reports and other information that the Company has previously filed with the Securities and Exchange Commission (the “Commission”). The Company’s consolidated financial statements are prepared in accordance with generally accepted accounting principles in Canada (“Canadian GAAP”). For a discussion of certain significant differences between Canadian GAAP and U.S. GAAP, as they relate to the Company, see Note 31 to the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2009 and Note 17 to the Company’s unaudited interim condensed consolidated financial statements as of and for the nine months ended September 30, 2010, which were previously filed with the Commission in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010, respectively.

	For the
	Nine Months Ended
	September 30,
	2009	2010
	(in millions except per share data)
Statement of Operations Data:
U.S. GAAP
Sales	$2,877.6	$4,726.4
Operating income	857.4	1,829.5
Income before income taxes	776.6	1,759.8
Dividends per share	0.30	0.30

As of
September 30, 2010
(in millions)
Financial Position Data:
U.S. GAAP
Cash and cash equivalents	$359.0
Short-term debt	395.0
Long-term debt(1)	2,721.6

(1)	Excludes current portion of long-term debt, which, as of September 30, 2010, included $600.0 million of 7.750% senior notes that mature on May 31, 2011.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description

12	Statement of computation of ratio of earnings to fixed charges.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.
By:	/s/ Denis A. Sirois
Name:	Denis A. Sirois
Title:	Vice President and Corporate Controller

Dated: November 22, 2010

Index to Exhibits

Exhibit Number	Exhibit Description

12	Statement of computation of ratio of earnings to fixed charges.